                                                                   Exhibit 99.25

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          AGGREGATE INVESTOR PROPERTIES

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $57,316,768
Aggregate Original Principal Balance      $57,501,206
Number of Mortgage Loans                  414

                                  MINIMUM    MAXIMUM   AVERAGE (1)
                                  -------   --------   -----------
Original Principal Balance        $60,300   $499,999     $138,892
Outstanding Principal Balance     $60,190   $498,616     $138,446

                                  MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                  -------   -------   --------------------
Original Term (mos)                  180       360              358
Stated Remaining Term (mos) (3)      176       357              354
Loan Age (mos) (3)                     3         8                4
Current Interest Rate              6.150%   10.950%           8.010%
Initial Interest Rate Cap          2.000%    2.000%           2.000%
Periodic Rate Cap                  1.000%    1.000%           1.000%
Gross Margin                       4.000%    7.125%           5.644%
Maximum Mortgage Rate             12.150%   15.950%          13.941%
Minimum Mortgage Rate              6.150%    9.950%           7.941%
Months to Roll (3)                    16        33               24
Original Loan-to-Value             82.42%    95.00%           89.46%
Credit Score (4)                     550       775              636

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   05/01/2020   06/01/2035

                      PERCENT OF                                PERCENT OF
LIEN POSITION       MORTGAGE POOL     YEAR OF ORIGINATION     MORTGAGE POOL
-------------       -------------   -----------------------   -------------
1st Lien               100.00%      2004                           0.13%
                                    2005                          99.87%

OCCUPANCY                           LOAN PURPOSE
Investment             100.00%      Purchase                      38.57%
                                    Refinance - Rate Term          1.89%
                                    Refinance - Cashout           59.54%

LOAN TYPE                           PROPERTY TYPE
Fixed Rate              20.48%      Single Family                 54.20%
                                    Residence
ARM                     79.52%      Condo                         11.75%
                                    2-4 Family                    26.91%
AMORTIZATION TYPE                   PUD                            0.83%
Fully Amortizing       100.00%      Deminimus PUD                  6.12%
                                    Manufactured                   0.19%
                                    Housing

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
6.001% to 6.500%                 5        $   834,062      1.46%     6.325%     683      $166,812    89.68%       49.55%      0.00%
6.501% to 7.000%                35          6,347,236     11.07      6.826      657       181,350    89.18        63.52       0.00
7.001% to 7.500%                53          7,993,256     13.95      7.321      634       150,816    89.20        69.46       0.00
7.501% to 8.000%                99         15,206,991     26.53      7.789      628       153,606    89.54        46.71       0.00
8.001% to 8.500%                95         12,620,721     22.02      8.263      639       132,850    89.68        35.13       0.00
8.501% to 9.000%                77          9,385,282     16.37      8.779      631       121,887    89.54        19.79       0.00
9.001% to 9.500%                32          3,360,875      5.86      9.254      628       105,027    89.19        27.74       0.00
9.501% to 10.000%               10            822,064      1.43      9.755      619        82,206    90.00         9.51       0.00
10.001% to 10.500%               5            527,612      0.92     10.202      642       105,522    90.48         0.00       0.00
10.501% to 11.000%               3            218,669      0.38     10.801      595        72,890    85.55         0.00       0.00
                               ---        -----------    ------     ------      ---      --------    -----        -----       ----
TOTAL:                         414        $57,316,768    100.00%     8.010%     636      $138,446    89.46%       42.58%      0.00%
                               ===        ===========    ======     ======      ===      ========    =====        =====       ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.150% per annum to 10.950% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.010% per annum.

MORTGAGE RATES-ARM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE RATES     NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
-ARM                     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
6.001% to 6.500%                 4        $   764,186      1.68%    6.313%      683      $191,046    89.65%       44.93%      0.00%
6.501% to 7.000%                24          4,391,151      9.63     6.833       659       182,965    89.44        52.38       0.00
7.001% to 7.500%                46          6,838,437        15     7.322       632       148,662    89.40        69.13       0.00
7.501% to 8.000%                89         13,841,811     30.37     7.787       626       155,526    89.63        41.46       0.00
8.001% to 8.500%                73         10,533,170     23.11     8.271       633       144,290    89.74        30.07       0.00
8.501% to 9.000%                48          6,704,286     14.71     8.777       624       139,673    89.56        18.60       0.00
9.001% to 9.500%                19          2,218,312      4.87     9.232       628       116,753    89.48         5.79       0.00
9.501% to 10.000%                4            288,092      0.63     9.819       635        72,023    90.00         0.00       0.00
                               ---        -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                         307        $45,579,445    100.00%    7.941%      633      $148,467    89.59%       38.73%      0.00%
                               ===        ===========    ======     ======      ===      ========    =====        =====       ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.150% per annum to 9.950% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.941% per annum.

MORTGAGE RATES-FRM

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE      NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATES-FRM           MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------   --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
6.001% to 6.500%            1       $    69,876      0.60%     6.450%     689      $ 69,876    90.00%      100.00%      0.00%
6.501% to 7.000%           11         1,956,085     16.67      6.811      653       177,826    88.59        88.54       0.00
7.001% to 7.500%            7         1,154,819      9.84      7.317      645       164,974    87.97        71.38       0.00
7.501% to 8.000%           10         1,365,179     11.63      7.813      645       136,518    88.66       100.00       0.00
8.001% to 8.500%           22         2,087,551     17.79      8.226      671        94,889    89.39        60.62       0.00
8.501% to 9.000%           29         2,680,995     22.84      8.783      647        92,448    89.46        22.77       0.00
9.001% to 9.500%           13         1,142,563      9.73      9.297      628        87,889    88.62        70.36       0.00
9.501% to 10.000%           6           533,972      4.55      9.720      611        88,995    90.00        14.64       0.00
10.001% to 10.500%          5           527,612       4.5     10.202      642       105,522    90.48         0.00       0.00
10.501% to 11.000%          3           218,669      1.86     10.801      595        72,890    85.55         0.00       0.00
                          ---       -----------    ------     ------      ---      --------    -----       ------       ----
TOTAL:                    107       $11,737,322    100.00%     8.279%     647      $109,695    88.98%       57.50%      0.00%
                          ===       ===========    ======     ======      ===      ========    =====        =====       ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.450% per annum to 10.950% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.279% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF REMAINING                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MONTHS TO STATED       NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
MATURITY            MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
169 to 180                  5       $   629,091      1.10%    8.204%      666      $125,818    89.94%       37.30%      0.00%
349 to 360                409        56,687,676      98.9     8.008       635       138,601    89.46        42.63       0.00
                          ---       -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                    414       $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                          ===        ===========    ======     ======      ===      ========    =====        =====       ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 354 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOAN PRINCIPAL     NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
BALANCES                 MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
$50,001 to $100,000            181       $13,584,702     23.70%    8.392%      630      $ 75,054    89.00%       46.39%      0.00%
$100,001 to $150,000           107        13,099,788     22.86     8.067       633       122,428    89.60        47.95       0.00
$150,001 to $200,000            51         8,610,553     15.02     7.872       634       168,834    89.84        38.96       0.00
$200,001 to $250,000            24         5,345,541      9.33     7.785       642       222,731    89.74        50.39       0.00
$250,001 to $300,000            22         5,909,640     10.31     7.794       633       268,620    89.78        35.97       0.00
$300,001 to $350,000             9         2,940,807      5.13     7.779       620       326,756    88.89        43.14       0.00
$350,001 to $400,000            13         4,757,112       8.3     7.630       651       365,932    89.07        30.73       0.00
$400,001 to $450,000             5         2,094,263      3.65     8.117       649       418,853    90.02        19.89       0.00
$450,001 to $500,000             2           974,362       1.7     8.022       671       487,181    89.64        51.17       0.00
                               ---       -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                         414       $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                               ===        ===========   ======     =====       ===      ========    =====        =====       ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $60,190 to approximately $498,616 and the average outstanding principal balance of the Mortgage Loans was approximately $138,446.

PRODUCT TYPES

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                        NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PRODUCT TYPES        MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------        --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
15 to 19 Year Fixed
   Loans                     5       $   629,091      1.10%    8.204%      666      $125,818    89.94%       37.30%      0.00%
30 Year Fixed Loans        102        11,108,231     19.38     8.283       646       108,904    88.93        58.65       0.00
2/28 LIBOR ARM             213        30,758,846     53.66     7.869       633       144,408    89.71        41.87       0.00
3/27 LIBOR ARM              94        14,820,600     25.86     8.092       631       157,666    89.33        32.22       0.00
                           ---       -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                     414       $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                           ===       ===========    ======     =====       ===      ========    =====        =====       ====

ADJUSTMENT TYPE

                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                  PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                    NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
ADJUSTMENT TYPE  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Fixed Rate             107       $11,737,322     20.48%    8.279%      647      $109,695    88.98%       57.50%      0.00%
ARM                    307        45,579,445     79.52     7.941       633       148,467    89.59        38.73       0.00
                       ---       -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                 414       $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                       ===       ===========    ======     =====       ===      ========    =====        =====       ====

AMORTIZATION TYPE

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                      NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
AMORTIZATION TYPE  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Fully Amortizing         414       $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                         ---       -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                   414       $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                         ===       ===========    ======     =====       ===      ========    =====        =====       ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
STATE DISTRIBUTIONS         NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OF MORTGAGED PROPERTIES  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Alabama                         11       $   789,748      1.38%    8.842%      620      $ 71,795    88.74%       51.20%      0.00%
Alaska                           2           467,887      0.82     6.989       678       233,944    89.52       100.00       0.00
Arizona                         11         1,339,504      2.34     7.530       620       121,773    90.19        70.06       0.00
Arkansas                         1            61,873      0.11     7.750       625        61,873    85.00       100.00       0.00
California                      20         5,686,979      9.92     7.582       641       284,349    90.22        25.68       0.00
Colorado                         4           688,781       1.2     8.446       619       172,195    90.26        21.78       0.00
Connecticut                      3           529,583      0.92     8.488       612       176,528    88.44        25.39       0.00
Delaware                         3           428,382      0.75     7.198       621       142,794    89.21       100.00       0.00
Florida                         61         8,838,546     15.42     7.801       635       144,894    89.44        35.15       0.00
Georgia                         11         1,236,350      2.16     7.997       623       112,395    88.30        72.23       0.00
Hawaii                           2           834,978      1.46     7.497       655       417,489    89.58        59.72       0.00
Illinois                        52         7,570,577     13.21     8.144       630       145,588    89.50        37.33       0.00
Indiana                         30         2,163,062      3.77     7.933       634        72,102    89.08        72.88       0.00
Iowa                             2           157,515      0.27     8.482       605        78,758    90.00       100.00       0.00
Kansas                           1           233,647      0.41     8.900       638       233,647    95.00       100.00       0.00
Kentucky                         5           391,072      0.68     7.943       668        78,214    91.09        63.52       0.00
Louisiana                       12         1,131,465      1.97     8.477       635        94,289    90.00        21.33       0.00
Maryland                        12         1,998,896      3.49     8.029       637       166,575    89.90        39.22       0.00
Massachusetts                    4         1,290,516      2.25     7.916       624       322,629    87.38        68.07       0.00
Michigan                        17         1,485,766      2.59     7.834       628        87,398    89.17        69.30       0.00
Minnesota                       10         1,390,949      2.43     7.917       634       139,095    87.94         0.00       0.00
Missouri                         6           544,989      0.95     7.653       626        90,832    89.90        54.65       0.00
Montana                          1           125,580      0.22     7.050       641       125,580    90.00       100.00       0.00
Nebraska                         1            81,685      0.14     8.500       664        81,685    90.00         0.00       0.00
Nevada                           7         1,061,630      1.85     8.050       648       151,661    91.75        73.28       0.00
New Jersey                      14         3,141,890      5.48     8.248       636       224,421    89.30        34.15       0.00
New Mexico                       1           101,369      0.18     9.150       713       101,369    85.00         0.00       0.00
New York                        26         5,532,477      9.65     7.929       653       212,788    89.25        31.33       0.00
North Carolina                   5           523,484      0.91     9.011       645       104,697    88.79        36.85       0.00
Ohio                            14         1,253,871      2.19     7.786       635        89,562    89.60        64.70       0.00
Oklahoma                         7           558,977      0.98     8.489       628        79,854    90.31        45.08       0.00
Pennsylvania                    20         2,045,309      3.57     8.555       624       102,265    88.00        40.86       0.00
South Dakota                     1           102,364      0.18     8.800       603       102,364    95.00       100.00       0.00
Tennessee                        7           488,716      0.85     8.637       627        69,817    88.59        72.92       0.00
Texas                           15         1,503,470      2.62     8.563       631       100,231    90.32        58.74       0.00
Washington                       2           288,094       0.5     7.921       651       144,047    90.00        71.63       0.00
Wisconsin                       13         1,246,785      2.18     8.698       631        95,907    89.48        18.85       0.00
                               ---       -----------    ------     -----       ---      --------    -----       ------       ----
TOTAL:                         414       $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                               ===       ===========    ======     ======      ===      ========    =====        =====       ====

(1) No more than approximately 1.46% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL        NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
80.01% to 85.00%             72       $ 9,470,016     16.52%    8.064%      605      $131,528    84.93%       45.71%      0.00%
85.01% to 90.00%            314        43,127,805     75.24     7.986       640       137,350    89.87        39.15       0.00
90.01% to 95.00%             28         4,718,947      8.23     8.127       658       168,534    94.88        67.55       0.00
                            ---       -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                      414       $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                            ===       ===========    ======     ======      ===      ========    =====        =====       ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 82.42% to 95.00%.

MORTGAGE INSURANCE COMPANY

                                        AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE INSURANCE        NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
COMPANY                MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------     --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
No Mortgage Insurance        247       $25,375,844     44.27%    8.237%      626      $102,736    89.19%       47.62%      0.00%
Mortgage Guaranty
   Insurance Corp.           167        31,940,924     55.73     7.830       643       191,263    89.68        38.57       0.00
                             ---       -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                       414       $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                             ===       ===========    ======     ======      ===      ========    =====        =====       ====

LOAN PURPOSE

                                        AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                          NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN PURPOSE           MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------           --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Refinance - Cashout          232       $34,126,908     59.54%    7.942%      639      $147,099    89.04%       38.03%      0.00%
Purchase                     172        22,106,411     38.57     8.131       631       128,526    90.03        47.51       0.00
Refinance - Rate Term         10         1,083,449      1.89     7.709       631       108,345    91.31        85.00       0.00
                             ---       -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                       414       $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                             ===       ===========    ======     =====       ===      ========    =====        =====       ====

PROPERTY TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PROPERTY TYPE            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------   -----------  ----------  --------  --------  -----------  --------  -------------  -------
Single Family Residence        246        $31,066,003     54.20%    7.911%      631      $126,285    89.50%       43.43%      0.00%
Condo                           48          6,733,906     11.75     8.103       648       140,290    90.23        49.30       0.00
2-4 Family                      97         15,424,396     26.91     8.257       639       159,014    89.11        33.78       0.00
Manufactured Housing             1            107,593      0.19     7.000       700       107,593    85.00       100.00       0.00
Planned Unit
   Development                  22          3,984,870      6.95     7.705       633       181,130    89.41        57.02       0.00
                               ---        -----------    ------     -----       ---      --------    -----       ------       ----
TOTAL:                         414        $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                               ---        -----------    ------     -----       ---      --------    -----       ------       ----

DOCUMENTATION

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DOCUMENTATION            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------   -----------  ----------  --------  --------  -----------  --------  -------------  -------
Stated                         171        $25,525,488     44.53%    8.316%      641      $149,272    89.06%        0.00%      0.00%
Full                           186         24,402,642     42.58     7.715       631       131,197    89.64       100.00       0.00
Limited                         57          7,388,638     12.89     7.929       633       129,625    90.27         0.00       0.00
                               ---        -----------    ------     -----       ---      --------    -----       ------       ----
TOTAL:                         414        $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                               ===        ===========    ======     ======      ===      ========    =====        =====       ====

OCCUPANCY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OCCUPANCY                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------                --------------   -----------  ----------  --------  --------  -----------  --------  -------------  -------
Investment                     414        $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                               ---        -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                         414        $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                               ===        ===========    ======     ======      ===      ========    =====        =====       ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS AGE          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
SUMMARY                  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------   -----------  ----------  --------  --------  -----------  --------  -------------  -------
3                                3        $   330,420      0.58%    7.254%      637      $110,140    90.00%        0.00%      0.00%
4                              361         50,313,962     87.78     8.031       635       139,374    89.53        43.83       0.00
5                               29          3,868,544      6.75     8.064       624       133,398    88.72        41.64       0.00
6                               15          1,860,148      3.25     7.674       642       124,010    89.42        29.45       0.00
7                                3            364,379      0.64     8.395       643       121,460    86.17         0.00       0.00
8                                3            579,314      1.01     7.125       706       193,105    91.02        33.28       0.00
                               ---        -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                         414        $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                               ===        ===========    ======     ======      ===      ========    =====        =====       ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PENALTY TERM             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------------      --------------   -----------  ----------  --------  --------  -----------  --------  -------------  -------
None                           120        $20,198,164     35.24%    8.176%      634      $168,318    89.65%       38.21%      0.00%
12 Months                       15          2,240,171      3.91     7.721       676       149,345    89.05        47.70       0.00
24 Months                      130         16,985,244     29.63     7.939       628       130,656    89.39        42.22       0.00
36 Months                      149         17,893,188     31.22     7.927       639       120,089    89.37        47.20       0.00
                               ---        -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                         414        $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                               ===        ===========    ======     ======      ===      ========    =====        =====       ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF CREDIT SCORES   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------   --------------   -----------  ----------  --------  --------  -----------  --------  -------------  -------
526 to 550                       1        $    78,862      0.14%    8.650%      550      $ 78,862    85.00%        0.00%      0.00%
551 to 575                      19          2,549,193      4.45     8.122       561       134,168    85.51        77.01       0.00
576 to 600                      44          4,998,979      8.72     8.315       589       113,613    87.81        51.36       0.00
601 to 625                     112         15,505,914     27.05     8.060       615       138,446    89.67        50.99       0.00
626 to 650                     128         18,095,525     31.57     8.026       636       141,371    89.62        32.28       0.00
651 to 675                      56          7,936,813     13.85     8.046       663       141,729    90.13        38.53       0.00
676 to 700                      38          5,571,711      9.72     7.617       689       146,624    90.24        30.87       0.00
701 to 725                      13          1,913,622      3.34     7.483       712       147,202    90.12        35.54       0.00
751 to 775                       3            666,148      1.16     8.037       766       222,049    92.20       100.00       0.00
                               ---        -----------    ------     -----       ---      --------    -----       ------       ----
TOTAL:                         414        $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                               ===        ===========    ======     ======      ===      ========    =====        =====       ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 550 to 775 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 636.

CREDIT GRADE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
CREDIT GRADE             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------             --------------   -----------  ----------  --------  --------  -----------  --------  -------------  -------
1                              348        $47,350,533     82.61%    7.999%      638      $136,065    89.65%       40.66%      0.00%
2                               35          5,261,246      9.18     8.135       635       150,321    89.74        52.00       0.00
3                               24          3,992,117      6.97     7.919       613       166,338    87.56        53.14       0.00
4                                5            500,605      0.87     8.555       625       100,121    85.00        16.09       0.00
4A                               2            212,266      0.37     7.777       625       106,133    87.68       100.00       0.00
                               ---        -----------    ------     -----       ---      --------    -----       ------       ----
TOTAL:                         414        $57,316,768    100.00%    8.010%      636      $138,446    89.46%       42.58%      0.00%
                               ===        ===========    ======     ======      ===      ========    =====        =====       ====

GROSS MARGINS

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF GROSS MARGINS   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------   --------------   -----------  ----------  --------  --------  -----------  --------  -------------  -------
3.501% to 4.000%                50        $ 7,947,609     17.44%    8.187%      629      $158,952    89.38%       37.93%      0.00%
4.001% to 4.500%                 1            104,090      0.23     7.550       628       104,090    90.00         0.00       0.00
4.501% to 5.000%                 2            237,446      0.52     7.990       642       118,723    89.97        49.73       0.00
5.501% to 6.000%               253         37,173,628     81.56     7.890       633       146,931    89.63        39.06       0.00
7.001% to 7.500%                 1            116,673      0.26     7.850       618       116,673    90.00         0.00       0.00
                               ---        -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                         307        $45,579,445    100.00%    7.941%      633      $148,467    89.59%       38.73%      0.00%
                               ===        ===========    ======     ======      ===      ========    =====        =====       ====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 7.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.644% per annum.

MAXIMUM MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MAXIMUM            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
MORTGAGE RATES           MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------   -----------  ----------  --------  --------  -----------  --------  -------------  -------
12.001% to 12.500%               4        $   764,186      1.68%    6.313%      683      $191,046    89.65%       44.93%      0.00%
12.501% to 13.000%              24          4,391,151      9.63     6.833       659       182,965    89.44        52.38       0.00
13.001% to 13.500%              46          6,838,437        15     7.322       632       148,662    89.40        69.13       0.00
13.501% to 14.000%              89         13,841,811     30.37     7.787       626       155,526    89.63        41.46       0.00
14.001% to 14.500%              73         10,533,170     23.11     8.271       633       144,290    89.74        30.07       0.00
14.501% to 15.000%              48          6,704,286     14.71     8.777       624       139,673    89.56        18.60       0.00
15.001% to 15.500%              19          2,218,312      4.87     9.232       628       116,753    89.48         5.79       0.00
15.501% to 16.000%               4            288,092      0.63     9.819       635        72,023    90.00         0.00       0.00
                               ---        -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                         307        $45,579,445    100.00%    7.941%      633      $148,467    89.59%       38.73%      0.00%
                               ===        ===========    ======     ======      ===      ========    =====        =====       ====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.150% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.941% per annum.

NEXT RATE ADJUSTMENT DATE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
NEXT RATE ADJUSTMENT        NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DATE                     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------------     --------------   -----------  ----------  --------  --------  -----------  --------  -------------  -------
January 2007                     2        $   504,603      1.11%    7.040%      707      $252,301    91.17%       23.40%      0.00%
February 2007                    1             85,094      0.19     8.050       700        85,094    90.00         0.00       0.00
March 2007                       9          1,145,656      2.51     7.370       655       127,295    89.99        33.39       0.00
April 2007                      15          2,325,159       5.1     7.991       621       155,011    88.73        35.49       0.00
May 2007                       184         26,444,242     58.02     7.901       631       143,719    89.75        43.68       0.00
June 2007                        2            254,091      0.56     7.180       645       127,046    90.00         0.00       0.00
February 2008                    2            279,285      0.61     8.500       626       139,642    85.00         0.00       0.00
March 2008                       4            553,653      1.21     8.209       616       138,413    88.84        14.57       0.00
April 2008                       3            510,292      1.12     8.307       612       170,097    88.49        14.41       0.00
May 2008                        84         13,401,041      29.4     8.073       633       159,536    89.47        34.48       0.00
June 2008                        1             76,329      0.17     7.500       613        76,329    90.00         0.00       0.00
                               ---        -----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                         307        $45,579,445    100.00%    7.941%      633      $148,467    89.59%       38.73%      0.00%
                               ===        ===========    ======     ======      ===      ========    =====        =====       ====